AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON SEPTEMBER 1, 1998

                                 REGISTRATION NO. 333-______________________
____________________________________________________________________________
____________________________________________________________________________
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                        ________________________________
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                        ________________________________
                        PRINCETON NATIONAL BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                       36-3210283
     (State or other jurisdiction of                      (I.R.S. employer
     incorporation or organization)                       identification no.)

                               606 S. Main Street
                           Princeton, Illinois  62356
          (Address of principal executive offices, including zip code)

                        PRINCETON NATIONAL BANCORP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                 TONY J. SORCIC
                                    PRESIDENT
                        PRINCETON NATIONAL BANCORP, INC.
                              606 SOUTH MAIN STREET
                            PRINCETON, ILLINOIS 62356
                     (Name and address of agent for service)

                                 (815) 875-4444
          (Telephone number, including area code, of agent for service)

                                 WITH A COPY TO:

                               TIMOTHY E. KRAEPEL
                         HOWARD & HOWARD ATTORNEYS, P.C.
                     THE PINEHURST OFFICE CENTER, SUITE 101
                           1400 NORTH WOODWARD AVENUE
                         BLOOMFIELD HILLS, MI 48304-2856
                                 (248) 645-1483
                        ________________________________

                         CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered                  Proposed     Proposed
                                          Amount       maximum     maximum
                                          to be        offering    aggregate
                                          registered   price       offering
                                                       per share    price
                                                         (1)         (1)

Common Stock, par value $5.00 per share   20,000       $20.125     $402,500

Title of Securities to be Registered      Amount of
                                          registration
                                          fee

                                          $119.00


(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) and (h).

                               Page 1 of 13 Pages
                       The Exhibit Index Appears on Page 5

                              GENERAL INSTRUCTIONS

E.   REGISTRATION OF ADDITIONAL SECURITIES

     The contents of the registration statements on Form S-8 (File Nos. 33-86708 and 33-98686) filed by the registrant with the Securities and Exchange Commission on December 1, 1994 and October 26, 1995, respectively, registering its Common Stock, par value $5.00 per share, issuable pursuant to the Princeton National Bancorp, Inc. Employee Stock Purchase Plan, are hereby incorporated by reference.

     All information required in this registration statement not included in the exhibits attached hereto or set forth on the signature page is set forth in the registration statements of the registrant on Form S-8 (File Nos. 33-86708 and 33-98686), which are incorporated herein by reference.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.   EXHIBITS.

     The exhibits filed herewith or incorporated by reference herein are set forth in the Exhibit index filed as part of this registration statement on page 5 hereof.

                                   SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of Illinois, on August 31, 1998


                                 PRINCETON NATIONAL BANCORP
                                     (Registrant)


                                By:  /s/ TONY J. SORCIC
                                   _________________________________________
                                     Tony J. Sorcic
                                     President

                                  POWER OF ATTORNEY

     Each person whose signature appears below appoints Tony J. Sorcic, as such person's true and lawful attorney to execute in the name of each such person, and to file, any amendments to this registration statement that such attorney may deem necessary or desirable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission with respect thereto, in connection with the registration of the shares of Common Stock, which amendments may make such changes in such registration statement as the above-named attorney deems appropriate, and to comply with the undertakings of the Registrant made in connection with this registration statement; and each of the undersigned hereby ratifies all that said attorney will do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                     TITLE                      DATE

/s/ TONY J. SORCIC                   President             August 31, 1998
_____________________________   (Principal Executive
Tony J. Sorcic                  Officer) and Director

/s/ TODD D. FANNING                Vice President          August 31, 1998
_____________________________   (Principal Accounting
Todd D. Fanning                 and Financial Officer)

_____________________________   Chairman of the Board      August 31, 1998
Thomas R. Lasier                and Director

_____________________________   Director                   August 31, 1998
Don S. Browning

/s/ JOHN R. ERNAT               Director                   August 31, 1998
______________________________
John R. Ernat

/s/ DONALD E. GRUBB             Director                   August 31, 1998
______________________________
Donald E. Grubb

/s/ HAROLD C. HUTCHINSON, JR.   Director                   August 31, 1998
______________________________
Dr. Harold C. Hutchinson, Jr.

/s/ THOMAS M. LONGMAN           Director                   August 31, 1998
______________________________
Thomas M. Longman

_____________________________   Director                   August 31, 1998
Ervin I. Pietsch

_____________________________   Director                   August 31, 1998
Stephen W. Samet

/s/ CRAIG O. WESNER             Director                   August 31, 1998
_____________________________
Craig O. Wesner

                                  EXHIBIT INDEX

EXHIBIT                                                SEQUENTIALLY
NUMBER               DESCRIPTION                       NUMBERED PAGE

4.1       Princeton National Bancorp, Inc. Amended
            and Restated Employee Stock Purchase
          Plan.                                                6

5.1       Opinion of Howard & Howard Attorneys, P.C.          12

23.1      Consent of KPMG Peat Marwick LLP.                   13

23.2      Consent of Howard & Howard Attorneys, P.C.
          (contained in their opinion filed as
          Exhibit 5).

24        Powers of Attorney (contained on the
          signature pages hereto).